                                       UAM FUNDS

                                       Annual Report



  ------------------
    DSI Portfolios
--------------------------------------------------------------------------------
                                       October 31, 1998










                                                 [LOGO OF UAM APPEARS HERE]

UAM FUNDS                                                         DSI PORTFOLIOS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholder's Letter........................................................   1
Performance Comparison
  Disciplined Value.........................................................   6
  Limited Maturity Bond.....................................................   7
  Money Market..............................................................   8
  Balanced..................................................................   9
Portfolio of Investments
  Disciplined Value.........................................................  10
  Limited Maturity Bond.....................................................  14
  Money Market..............................................................  19
  Balanced..................................................................  21
Statement of Assets and Liabilities.........................................  28
Statement of Operations.....................................................  29
Statement of Changes in Net Assets
  Disciplined Value.........................................................  30
  Limited Maturity Bond.....................................................  31
  Money Market..............................................................  32
  Balanced..................................................................  33
Financial Highlights
  Disciplined Value.........................................................  34
  Limited Maturity Bond.....................................................  36
  Money Market..............................................................  37
  Balanced..................................................................  38
Notes to Financial Statements...............................................  39
Report of Independent Accountants...........................................  50

--------------------------------------------------------------------------------

UAM FUNDS                                                    THE DSI PORTFOLIOS
-------------------------------------------------------------------------------


Dear Shareholders:

We are pleased to report on the investment results and strategies for the DSI Disciplined Value Portfolio, the DSI Limited Maturity Bond Portfolio and the DSI Money Market Portfolio.

DISCIPLINED VALUE PORTFOLIO
The Institutional Class of the Disciplined Value Portfolio posted a net per-formance of 4.37%, and the Institutional Service Class posted a net perfor-mance of 4.13% for the twelve month period ending October 31, 1998. In the same time period the Standard & Poor's 500 ("S&P 500") returned 22.01% and the Lipper Equity Income Funds Index (the Portfolio's category) returned 9.49%.

The bull market which began in 1995 continued into the summer of 1998 before a correction in August, and did the same until September, 1998. The idyllic en-vironment of low inflation, rising corporate earnings and falling interest rates boosted investor confidence and stock prices most of the year. As the summer progressed, concerns increased about corporate earnings partly due to the slowdown in Southeast Asia that began in 1997 and the continuing recession in Japan. The notorious hedge fund crisis raised concerns about liquidity and unknown quantities of potential financial instrument leverage. The headlines this precipitated caused a sharp decline in stock prices. It should be noted that all but the largest company stocks had been in a declining trend since early spring, 1998.

The Disciplined Value Portfolio does not invest exclusively in the largest companies. The performance divergence by size hurt the performance of your fund, especially in the second half of the year ended October 31, 1998.

Returns by size and style are highlighted below:

                                                               11/1/97- 5/1/98-
                                                               4/30/98  10/31/98
                                                               -------- --------
   S&P 500....................................................   22.5     -0.4
   S&P 500 Barra Value........................................   19.8     -6.7
   S&P 600 Small Cap..........................................   13.1    -21.4
   NASDAQ Composite...........................................   17.2     -5.2

There is some evidence that non-"super cap" stocks are beginning to perform relatively better. The economic environment today is probably more stable than general perception suggests, but continuing political turmoil will also be re-flected negatively on earnings multiples. Volatility in stock prices has been substantial, especially over the past six months. We expect to have to live with higher than average volatility over the next year, as confidence waxes and wanes.

UAM FUNDS                                                    THE DSI PORTFOLIOS
-------------------------------------------------------------------------------


The probability of interest rate increases in 1999 seems very low. Deflation is persistent in commodities and incremental use of technology in both manu-facturing and distribution is inherently more efficient and deflationary. Com-panies with incremental demand for their services and with the ability to re-duce unit costs should continue to benefit. Selectivity should accrue incre-mental returns in 1999.

EQUITY MARKET OUTLOOK
What's next? The environment today is not markedly different from three months ago. Absolute valuation measures of the equity market (price/earnings, price/book value, price/sales, price/dividends) are all high, but valuation typically is not the cause of a change in the market's direction. The economic underpinnings to current valuations remain in place: inflation appears under control, economic growth is healthy (though moderating), and interest rates are at multi-year lows.

S&P 500 earnings growth over the past three years has averaged 15% per annum, while the inflation rate has averaged less than 3% per annum. This combination tops even the 1960-66 cycle, which averaged 13% per annum profit growth and 2% inflation. Parenthetically, the decade of the 1960's was marked by high abso-lute valuation measures in the equity market--similar to today's levels. High valuation levels tend to leave investors skittish, hence the short-term vola-tility we witnessed over the summer is likely to continue.

As we moved through the third calendar quarter earnings reporting period, we were generally encouraged by overall results. Inflation is still benign and a rapid rise in interest rates to a potentially dangerous (to stocks) 7% on the ten-year Government bond appears unlikely, hence we continue to target a fully invested equity portfolio.

LIMITED MATURITY BOND PORTFOLIO
The Limited Maturity Bond Portfolio posted a net performance of 5.08% for the twelve month period ended October 31, 1998. During the same period the Merrill Lynch Corporate and Government Bond 1.00-4.99 year Index returned 8.44% while the Lipper 1-5 Year Investment Grade Debt Funds Average returned 6.02%.

The first six months of the period was characterized by trendless market ac-tion amid a cross-current of economic and world events, while the last six were as volatile as any period in recent history. The near collapse of several emerging market economies and their effect on the world's hedge funds marked a period of intense fear, global flight to quality and deleverage.


Domestically, the economy remained strong, with GDP posting a better than 3.6% gain in the first half of 1998 without signs of inflation. Employment remained high

UAM FUNDS                                                    THE DSI PORTFOLIOS
-------------------------------------------------------------------------------

and wage pressure showed signs of picking up. The warm weather in the North-east combined with low mortgage rate kept construction booming. Consumers feeling flush from stock market gains maintained demand for goods and servic-es. The problems that surfaced in emerging economies in January, however, pro-vided a great deal of tension and volatility in the remainder of the period.

Faced with a deepening recession in Japan, a Russian devaluation and subse-quent default, potential emerging market devaluation and deflation fear, in-vestors displayed a strong preference for high quality Treasury bonds. In the US, the near collapse of the Long-Term Capital Management hedge fund-which was heavily invested in emerging market debt and other yield enhancing bonds-raised further concern about the health of the domestic financial system. Con-sensus built that the Federal Reserve would lower short-term rates to protect the US economy from a building credit and banking crisis. The flight to qual-ity sent Treasury yields to new lows and left spread related bonds such as corporates and mortgage securities behind.

Corporate and mortgage related securities, which in less volatile times pro-vide a higher total return profile, were among the poorest performing securi-ties in the bond market during the three months ended October 31, 1998. The Treasury component of the Merrill Lynch Master Index returned 5.01% for the period, while the corporate component returned just 2.06% despite carrying a slightly longer duration. The mortgage component, meanwhile, produced a return of just 2.00%, but carries a slightly lower duration. Asset backed securities also suffered from weak relative performance. The credit and mortgage yield spread widening was a further function of global risk reassessment that could continue into the fourth quarter.

The Federal Reserve reversed policy course and lowered the target Fed Funds rate by .25% in September and again in October. The move clarified the Fed's resolve to maintain order in the domestic credit markets. Fixed income markets reacted favorably to the aggressive Fed action and spread product markets sta-bilized.

Looking forward we believe that the edge will come off domestic demand and send economic growth toward the below trend rate of 1.5-2.5% for the first half of 1999. We further believe that the economic troubles in Southeast Asia may not be over and additional crisis could come to the fore. The combination of slowing fundamental growth and potential renewed global capital liquidity crisis should enable US interest rates to fall further. Based on this expecta-tion, we maintain a duration slightly longer than that of the benchmark index of about 3.0 years. Our commitment to higher yielding mortgage related and corporate securities remains.

UAM FUNDS                                                    THE DSI PORTFOLIOS
-------------------------------------------------------------------------------

BALANCED PORTFOLIO

The Balanced Portfolio has returned a net 5.93% year-to-date for the period ending October 31, 1998, compared with the Lipper Balanced Fund Index return of 7.07% for the same period.

EQUITY MARKET COMMENTARY

Our investment strategy for the equity portion of the Balanced Portfolio is identical to that of the Disciplined Value Portfolio. Please refer to that section for equity commentary.

FIXED INCOME MARKET COMMENTARY

Our fixed income strategy is discussed in the section pertaining to our man-agement of the Limited Maturity Bond Portfolio. In general, we have a market weighting in lower coupon mortgage-backed securities and an above average weighting in investment grade corporate bonds. Less-than-investment grade corporates are under the prospectus limit of ten percent.

ASSET MIX

As market appreciation has carried the Balanced Portfolio's equity holdings upward, we have been taking profits in some of the more fully valued stocks. By prudently trimming some other holdings, we are keeping the equity exposure at 50% - 60% of the Portfolio, which reflects today's more volatile investing environment. On October 31, 1998, the Portfolio was invested 53.0% equities, 41.9% fixed income, and the remaining 6.4% in cash equivalents.

MONEY MARKET PORTFOLIO
The Money Market Portfolio had a 7-day compounded yield of 5.34% on October 31, 1998 versus 4.83% for the IBC's Money Fund Average/All Taxable.

We continue to pursue a strategy of investing in only the highest quality short-term investments for the portfolio. We have expanded our list of ap-proved corporate names to include some overlooked programs. Money market rates of interest are a direct function of the Federal Funds Rate and monetary poli-cy. The Federal Reserve lowered the target Fed Funds rate twice during the pe-riod and the portfolio's longer average days-to-maturity help maintain yield.

UAM FUNDS                                                    THE DSI PORTFOLIOS
-------------------------------------------------------------------------------

The portfolio ended the period with 91.7% in discount commercial paper and 4.0% in repurchase agreements. The portfolio average days to maturity ended at
32.7. The Money Market Portfolio is neither insured nor guaranteed by the US Government.

Sincerely,
/s/ Peter M. Whitman, Jr.
Peter M. Whitman, Jr.
President & Chief Investment Officer

The investment results presented in the Adviser's letter represent past per-formance and should not be construed as a guarantee of future results. Without the Affiliates' fee waivers and/or expenses assumed by Affiliates, total re-turns for the DSI Money Market and DSI Balanced Portfolios would have been lower. Yield will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the Portfolios are actively managed, holdings are subject to change.

                       DEFINITION OF COMPARATIVE INDICES
Lipper Equity Income Fund Index--an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the portfolio in equities.

The S&P Barra Value Index--is constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. This Index contains the secu-rities in the S&P 500 Index with the lower price-to-book ratios.

The S&P 600 Small Cap Index--is an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The Index is comprised of industrials, utilities, financials, and transporta-tion.

The NASDAQ Composite Index--is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the reg-ular NASDAQ market as well as National Market System traded foreign common stocks and ADRs.

------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURN
          FOR PERIOD ENDED OCTOBER 31, 1998
------------------------------------------------------
       INSTITUTIONAL             INSTITUTIONAL SERVICE
       CLASS SHARES                  CLASS SHARES
------------------------------------------------------
1 YEAR  5 YEARS SINCE 12/12/89*  1 YEAR SINCE 5/23/97*
------------------------------------------------------
 4.37%   15.52%     12.65%        4.13%      9.39%
------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


  DATE         DSI DISCIPLINED VALUE PORTFOLIO+            S&P 500 INDEX+
  ----         --------------------------------            --------------
12/12/89*                 10,000                              10,000
10/31/90                   8,074                               8,855
10/31/91                  10,735                              11,815
10/31/92                  11,502                              12,990
10/31/93                  14,024                              14,927
10/31/94                  14,512                              15,875
10/31/95                  17,432                              20,068
10/31/96                  21,427                              24,900
10/31/97                  27,639                              32,892
10/31/98                  28,847                              40,132


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

 * Commencement of Operations
** The graph presents the performance of the Institutional Class shares which have been in existence since the Portfolio's inception. The performance of the Institutional Service Class shares will vary based upon the different inception date and fees assessed to that Class.
 + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.
++ For comparative purposes, the value of the S&P 500 Index on 11/30/89 is used as the beginning value on 12/12/89.

                      DEFINITION OF THE COMPARATIVE INDEX

The S&P 500 index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

Please note that one cannot invest in an unmanaged index.

----------------------------------------
      AVERAGE ANNUAL TOTAL RETURN
    FOR PERIOD ENDED OCTOBER 31, 1998
----------------------------------------
 1 YEAR      5 YEARS    SINCE 12/18/89*
----------------------------------------
 5.08%        5.05%          6.62%
----------------------------------------


                           [LINE GRAPH APPEARS HERE]



             DSI LIMITED         LIPPER 1-5 YEAR         MERRILL LYNCH 1-4.99
              MATURITY           SHORT INVESTMENT           YEAR CORPORATE/
  DATE      BOND PORTFOLIO+  GRADE DEBT FUNDS AVERAGE   GOVERNMENT BOND INDEX+
  ----      ---------------  ------------------------   ----------------------
12/18/89*      10,000                 10,000                      10,000
10/31/90       10,489                 10,561                      10,694
10/31/91       11,928                 11,806                      12,024
10/31/92       13,123                 12,810                      13,141
10/31/93       13,808                 13,734                      14,149
10/31/94       13,617                 13,748                      14,074
10/31/95       14,921                 14,956                      15,549
10/31/96       15,718                 15,770                      16,446
10/31/97       16,807                 16,735                      17,586
10/31/98       17,661                 17,742                      19,070


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

 * Commencement of Operations
 + The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions.
++ For comparative purposes, the value of the Lipper 1-5 Year Short Investment
   Grade Debt Funds Average and the Merrill Lynch 1-4.99 Year Corporate/Government Bond Index on 12/31/89 is used as the beginning value on 12/18/89.

                     DEFINITIONS OF THE COMPARATIVE INDICES

The Lipper 1-5 Year Short Investment Grade Debt Funds Average is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of 3 years or less.

The Merrill Lynch 1-4.99 Year Corporate/Government Bond Index is an unmanaged index composed of U.S. Treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (rated in the top four grades).

Please note that one cannot invest in an unmanaged index.

--------------------------------------
     AVERAGE ANNUAL TOTAL RETURN
  FOR PERIOD ENDED OCTOBER 31, 1998
--------------------------------------
1 YEAR     5 YEARS     SINCE 12/28/89*
--------------------------------------
 5.38%      4.93%           4.93%
--------------------------------------

                           [LINE GRAPH APPEARS HERE]


 DATE       DSI MONEY MARKET PORTFOLIO+       DONAGHUE'S MONEY FUND AVERAGE
 ----       ---------------------------       -----------------------------
12/28/89*           10,000                              10,000
10/31/90            10,659                              10,652
10/31/91            11,308                              11,308
10/31/92            11,722                              11,728
10/31/93            12,031                              12,047
10/31/94            12,428                              12,436
10/31/95            13,109                              13,110
10/31/96            13,799                              13,767
10/31/97            14,525                              14,461
10/31/98            15,306                              15,142

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

 * Commencement of Operations
** Total return of the Portfolio reflects fees waived and expenses assumed by Affiliates. Without such waiver of fees and expenses assumed, total return would be lower.
 + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions.

                      DEFINITION OF THE COMPARATIVE INDEX

IBC's Money Fund Average/All-Taxable is an average of all major money market fund yields, published weekly for 7- and 30-day yields.

Please note that one cannot invest in an unmanaged index.

----------------------------
  TOTAL RETURN FOR PERIOD
  ENDED OCTOBER 31, 1998**
----------------------------
      SINCE 12/22/97*
----------------------------
           5.93%
----------------------------

                           [LINE GRAPH APPEARS HERE]

          DSI BALANCED      LEHMAN BROTHERS    BALANCED    S&P 500  U.S. TREASURY   LIPPER BALANCED
  DATE     PORTFOLIO+    AGGREGATE BOND INDEX+  INDEX+     INDEX+   BILL AVERAGE      FUND INDEX
  ----     ----------    ---------------------  ------     ------   ------------      ----------
12/22/97*    10,000             10,000          10,000     10,000      10,000           10,000
10/31/98     10,593             10,775          11,020     11,465      10,411           10,707


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
 * Commencement of Operations
** Total return of the Portfolio reflects fees waived and expenses assumed by Affiliates. Without such waiver of fees and expenses assumed, total return would be lower.
 + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.
++ For comparative purposes, the value of the Balanced Index, the Standard &
   Poor's 500 Index, the Lehman Brothers Aggregate Bond Index, the U.S. Treasury Bill Average and the Lipper Balanced Fund Index on 12/31/97 is used as the beginning value on 12/22/97.

                    DEFINITIONS OF THE COMPARATIVE INDICES
The Lipper Balanced Fund Index is an unmanaged index of equity funds whose primary objective is to conserve principle by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.
The Balanced Index is a hypothetical benchmark index comprised of 50% S&P 500 Index, 45% Lehman Brothers Aggregate Bond Index and 5% U.S. 3-month Treasury Bill Index. The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks. The Lehman Brothers Aggregate Bond Index is a fixed income market value-weighted index that combines the Lehman Brothers Government Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding per values of at least $100 million for U.S. Government issues and $25 million for others. The U.S. 3 month Treasury Bill Average reflects the average return for all Treasury Bills for the previous three month period.
Please note that one cannot invest in an unmanaged index.

UAM FUNDS                           DSI DISCIPLINED VALUE PORTFOLIO
                                    OCTOBER 31, 1998
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 92.2%

                                                             SHARES   VALUE+
                                                             ------ -----------

AEROSPACE & DEFENSE - 1.2%
 Raytheon Co., Class B...................................... 18,149 $ 1,053,776
                                                                    -----------
AUTOMOTIVE - 3.9%
 LucasVarity plc ADR........................................ 64,648   2,262,680
 Magna International, Inc., Class A......................... 18,000   1,117,125
                                                                    -----------
                                                                      3,379,805
                                                                    -----------
CHEMICALS - 4.0%
 *FMC Corp. ................................................ 30,800   1,572,725
 Imperial Chemical Industries plc ADR....................... 53,126   1,925,818
                                                                    -----------
                                                                      3,498,543
                                                                    -----------
COMMUNICATIONS - 0.0%
 ALLTEL Corp. ..............................................    218      10,219
                                                                    -----------
COMPUTERS - 4.6%
 Compaq Computer Corp. ..................................... 57,933   1,832,131
 *Quantum Corp. ............................................ 73,500   1,286,250
 *Seagate Technology, Inc. ................................. 32,300     851,913
                                                                    -----------
                                                                      3,970,294
                                                                    -----------
CONSUMER NON-DURABLES - 14.2%
 American Stores Co. ....................................... 89,182   2,903,989
 J.C. Penney Co., Inc. ..................................... 46,718   2,219,105
 *Kmart Corp. .............................................. 21,597     305,058
 Liz Claiborne, Inc. ....................................... 39,878   1,171,416
 Philip Morris Cos., Inc. .................................. 68,600   3,507,175
 RJR Nabisco Holdings Corp. ................................ 49,800   1,422,412
 *Toys "R' Us, Inc. ........................................ 40,590     794,042
                                                                    -----------
                                                                     12,323,197
                                                                    -----------
ELECTRONICS - 1.4%
 Royal Philips Electronics N.V. (NY Shares)................. 22,500   1,234,688
                                                                    -----------
ENERGY - 8.1%
 British Petroleum Co. plc ADR.............................. 44,782   3,960,408
 Texaco, Inc. .............................................. 51,620   3,061,711
                                                                    -----------
                                                                      7,022,119
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                           DSI DISCIPLINED VALUE PORTFOLIO
                                    OCTOBER 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------

FINANCIAL SERVICES - 9.6%
 BankAmerica Corp. ........................................  25,343 $ 1,455,638
 BankBoston Corp. .........................................  64,646   2,379,781
 Chase Manhattan Corp. ....................................  42,176   2,396,124
 Washington Mutual, Inc. ..................................  56,685   2,118,602
                                                                    -----------
                                                                      8,350,145
                                                                    -----------
HEALTH CARE - 5.8%
 Aetna, Inc. ..............................................  24,244   1,809,209
 *Humana, Inc. ............................................  99,942   1,892,651
 *Tenet Healthcare Corp. ..................................  47,765   1,334,435
                                                                    -----------
                                                                      5,036,295
                                                                    -----------
INDUSTRIAL - 3.3%
 United Technologies Corp. ................................  29,738   2,832,544
 *WHX Corp. ...............................................     238       2,826
                                                                    -----------
                                                                      2,835,370
                                                                    -----------
INSURANCE - 5.4%
 Allstate Corp. ...........................................  65,294   2,811,723
 Travelers Property Casualty Corp., Class A................  61,900   1,899,556
                                                                    -----------
                                                                      4,711,279
                                                                    -----------
PAPER & PACKAGING - 6.1%
 Fort James Corp. .........................................  68,910   2,777,934
 *Jefferson Smurfit Corp. ................................. 128,228   1,466,608
 Mead Corp. ...............................................  32,415   1,025,124
                                                                    -----------
                                                                      5,269,666
                                                                    -----------
PHARMACEUTICALS - 2.4%
 American Home Products Corp. .............................  41,752   2,035,410
                                                                    -----------
RETAIL - 1.9%
 *CompUSA, Inc. ........................................... 120,000   1,665,000
                                                                    -----------
TECHNOLOGY - 9.7%
 IKON Office Solutions, Inc. ..............................  96,100     906,944
 International Business Machines Corp. ....................  20,855   3,095,664
 *Micron Technology, Inc. .................................  28,022   1,064,836
 Xerox Corp. ..............................................  34,433   3,335,697
                                                                    -----------
                                                                      8,403,141
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                           DSI DISCIPLINED VALUE PORTFOLIO
                                    OCTOBER 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------

 TELECOMMUNICATIONS - 3.4%
  GTE Corp. ...............................................  49,672 $ 2,915,125
  Sprint Corp. ............................................     887      68,077
                                                                    -----------
                                                                      2,983,202
                                                                    -----------
 TRANSPORTATION - 1.0%
  Union Pacific Corp. .....................................  18,300     871,538
                                                                    -----------
 UTILITIES - 6.2%
  GPU, Inc. ...............................................  44,924   1,937,347
  *Niagara Mohawk Power Corp. ............................. 101,476   1,484,087
  Texas Utilities Co. .....................................       2          88
  Unicom Corp. ............................................  51,010   1,922,439
                                                                    -----------
                                                                      5,343,961
                                                                    -----------
  TOTAL COMMON STOCKS (Cost $78,457,401)...........................  79,997,648
                                                                    -----------

 CONVERTIBLE PREFERRED STOCKS - 4.4%
 FINANCIAL SERVICES - 2.1%
  Kmart Financing, 7.75%...................................  33,240   1,842,742
                                                                    -----------
 INDUSTRIAL - 1.0%
  WHX Corp., Series A, 6.50%...............................  19,200     820,800
                                                                    -----------
 HEALTH CARE - 1.3%
  Aetna, Inc., 6.25%.......................................  16,065   1,148,648
                                                                    -----------
  TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $3,966,027).............   3,812,190
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                           DSI DISCIPLINED VALUE PORTFOLIO
                                    OCTOBER 31, 1998
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 2.4%

                                                           FACE
                                                          AMOUNT     VALUE+
                                                        ---------- -----------
REPURCHASE AGREEMENT - 2.4%
 Chase Securities, Inc. 4.90%, dated 10/30/98, due
  11/2/98 to be repurchased at $2,030,829,
  collateralized by $1,953,520 of various U.S. Treasury
  Notes, 5.375%-6.875%, due 5/31/99-2/15/04, valued at
  $2,030,027 (Cost $2,030,000)......................... $2,030,000 $ 2,030,000
                                                                   -----------
 TOTAL INVESTMENTS - 99.0% (Cost $84,453,428)(a)..................  85,839,838
                                                                   -----------
 OTHER ASSETS AND LIABILITIES (NET) - 1.0%........................     899,999
                                                                   -----------
 NET ASSETS - 100%................................................ $86,739,837
                                                                   ===========

  +
  See Note A to Financial Statements.
  *
  Non-Income Producing Security
ADR
  American Depositary Receipt
(a)
  The cost for Federal income tax purposes was $84,725,701. At October 31, 1998, net unrealized appreciation for all securities based on tax cost was $1,114,137. This consisted of aggregate gross unrealized appreciation for all securities of $10,233,060 and aggregate gross unrealized depreciation for all securities of $9,118,923.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                    DSI LIMITED MATURITY BOND PORTFOLIO
                             OCTOBER 31, 1998
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
CORPORATE BONDS AND NOTES - 36.7%

                                                            FACE
                                                           AMOUNT     VALUE+
                                                         ---------- -----------

BEVERAGES, FOOD & TOBACCO - 1.4%
 General Foods Corp.
  7.00%, 6/15/11........................................ $  500,000 $   500,080
                                                                    -----------
CONSUMER NON-DURABLES - 3.0%
 Philip Morris Cos., Inc.:
  6.95%, 6/1/06.........................................    795,000     832,460
  8.625%, 3/1/99........................................    250,000     252,283
                                                                    -----------
                                                                      1,084,743
                                                                    -----------
ENTERTAINMENT & LEISURE TIME - 0.0%
 Time Warner, Inc.
  9.125%, 1/15/13.......................................      5,000       6,036
                                                                    -----------
FINANCIAL SERVICES - 8.6%
 Amresco, Inc.
  10.00%, 1/15/03.......................................    250,000     179,375
 Amresco, Inc., Series 97-A
  10.00%, 3/15/04.......................................    250,000     154,375
 AT&T Capital Corp.,
  6.60%, 5/15/05........................................    600,000     589,614
 AT&T Capital Corp., Series 4
  6.41%, 8/13/99........................................    400,000     401,628
 General Motors Acceptance Corp., MTN
  5.45%, 2/22/00........................................    900,000     903,321
 International Lease Finance Corp.
  5.75%, 12/15/99.......................................    600,000     602,166
 Salomon, Inc., FRN
  5.62%, 2/15/99........................................    260,000     261,009
                                                                    -----------
                                                                      3,091,488
                                                                    -----------
INDUSTRIAL - 8.9%
 Borden, Inc.
  8.375%, 4/15/16.......................................    250,000     266,808
 Carr Gottestein Foods Co.
  12.00%, 11/15/05......................................    250,000     285,625
 Ford Motor Credit Co.
  7.50%, 1/15/03........................................     10,000      10,750
 Fortune Brands, Inc.
  8.50%, 10/1/03........................................     35,000      38,988

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                    DSI LIMITED MATURITY BOND PORTFOLIO
                             OCTOBER 31, 1998
--------------------------------------------------------------------------------

CORPORATE BONDS AND NOTES - CONTINUED

                                                            FACE
                                                           AMOUNT     VALUE+
                                                         ---------- -----------

INDUSTRIAL - CONTINUED
 ITT Industries, Inc.
  8.55%, 6/15/09........................................ $  450,000 $   512,271
 Inco Ltd.
  9.875%, 6/15/19.......................................    350,000     366,950
 News America Holdings, Inc.
  8.45%, 8/1/34.........................................    250,000     278,268
 Phillips Petroleum Corp.
  9.18%, 9/15/21........................................    600,000     650,172
 U.S. Home Corp.
  7.95%, 3/1/01.........................................    250,000     258,322
 WMX Technologies, Inc.
  7.10%, 8/1/26.........................................    500,000     525,865
                                                                    -----------
                                                                      3,194,019
                                                                    -----------
UTILITIES - 14.8%
 Canal Electric Co.
  8.85%, 9/1/06.........................................    775,000     795,421
 Cleveland Electric Illuminating Co.:
  8.375%, 12/1/11.......................................    400,000     410,868
  9.00%, 7/1/23.........................................    250,000     273,475
 Commonwealth Edison Co.
  8.625%, 2/1/22........................................    660,000     712,873
 Long Island Lighting Co.:
  7.50%, 3/1/07.........................................    250,000     259,113
  8.90%, 7/15/19........................................    700,000     743,372
 Midland Funding Corp. I, Series C-94
  10.33%, 7/23/02.......................................    464,487     490,646
 Pacific Gas & Electric Corp., Series PP
  6.875%, 12/1/99.......................................    500,000     501,810
 Philadelphia Electric Co.
  8.625%, 6/1/22........................................    600,000     632,160
 Sonat, Inc.
  6.625%, 2/1/08........................................    500,000     518,090
                                                                    -----------
                                                                      5,337,828
                                                                    -----------
 TOTAL CORPORATE BONDS AND NOTES (Cost $13,269,495)................  13,214,194
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                    DSI LIMITED MATURITY BOND PORTFOLIO
                             OCTOBER 31, 1998
--------------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES - 45.8%

                                                            FACE
                                                           AMOUNT     VALUE+
                                                         ---------- -----------

COLLATERALIZED MORTGAGE OBLIGATIONS - 4.2%
 Deutsche Mortgage & Asset Receiving Corp.,
  Series 88-C1 A2
   6.538%, 2/15/08...................................... $  700,000 $   716,660
 Federal National Mortgage Association,
  Series 98-M2 B, REMIC
   6.247%, 3/17/21......................................    770,000     810,903
                                                                    -----------
                                                                      1,527,563
                                                                    -----------
GOVERNMENT AGENCY-BACKED - 41.4%
 Federal Home Loan Bank:
  Series 8T03
   6.02%, 8/7/03........................................    600,000     607,500
  Series HQ08
   6.60%, 8/12/08.......................................  2,000,000   1,995,000
  Series JC03
   6.25%, 1/21/03.......................................  1,000,000   1,001,720
 Federal Home Loan Mortgage Corp.:
  Conventional Pools:
   6.54%, 8/26/08.......................................    500,000     500,780
   6.57%, 7/30/08.......................................  1,000,000   1,001,410
   7.05%, 6/8/05........................................    850,000     877,889
  Gold Pools:
   7.50%, 4/1/27........................................    657,297     673,315
   8.50%, 11/1/24.......................................    832,289     866,363
  Series 2085 PB, PAC-1(11), REMIC
   6.25%, 12/15/20......................................    975,000     987,676
 Federal National Mortgage Association:
  Conventional Pools:
   6.00%, 7/1/28........................................    947,006     935,755
   6.50%, 3/1/13........................................  1,572,663   1,595,750
   7.00%, 10/1/27.......................................    922,562     942,452
   9.00%, 6/1/25........................................    404,060     427,794
   9.50%, 8/1/21........................................    336,945     362,108
 Financial Assistance Corp.,
  Series B-03:
   9.45%, 11/21/03......................................    400,000     400,876
   5.625%, 10/31/99.....................................  1,175,000   1,188,407
   5.625%, 2/28/01......................................    530,000     544,904
                                                                    -----------
                                                                     14,909,699
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                    DSI LIMITED MATURITY BOND PORTFOLIO
                             OCTOBER 31, 1998
--------------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES - CONTINUED

                                                           FACE
                                                          AMOUNT     VALUE+
                                                        ---------- -----------

 NON-GOVERNMENT AGENCY-BACKED - 0.1%
  Ryland Acceptance Corp.,
   Series 81-B, PAC, REMIC,
    9.00%, 1/1/15...................................... $   20,316 $    19,258
                                                                   -----------
 NON-GOVERNMENT NON-AGENCY-BACKED - 0.1%
  Merrill Lynch Mortgage Investors, Inc.,
   Series 94-A, CSI, REMIC
    6.412%, 2/15/09....................................     22,007      22,222
                                                                   -----------
  TOTAL MORTGAGE-BACKED SECURITIES (Cost $16,294,244).............  16,478,742
                                                                   -----------

 U.S. GOVERNMENT AGENCY SECURITY - 1.4%
  Federal National Mortgage Association, MTN
    7.87%, 6/28/06 (Cost $509,719).....................    500,000     509,806
                                                                   -----------

 FOREIGN GOVERNMENT BONDS - 3.1%
  Indonesia Aid
    9.02%, 8/1/19......................................    600,000     675,192
  Korea Development Bank
    7.125%, 9/17/01....................................    500,000     443,860
                                                                   -----------
  TOTAL FOREIGN GOVERNMENT BONDS (Cost $1,164,171)................   1,119,052
                                                                   -----------

 ASSET-BACKED SECURITIES - 8.7%
  Advanta Mortgage Loan Trust, Series 96-2 A3
    7.44%, 8/25/18.....................................    700,000     721,163
  American Express Credit Account Master Trust, Series
   98-1 A
    5.68%, 1/17/06.....................................    800,000     792,512
  TMS Home Equity Trust:
  Series 95-C A3
    6.55%, 9/15/21.....................................    585,000     594,612
  Series 96-B A7
    7.55%, 2/15/20.....................................    525,000     554,699
  UCFC Home Equity Loan, Series 97-C A5
    6.88%, 9/15/22.....................................    445,000     460,076
                                                                   -----------
  TOTAL ASSET-BACKED SECURITIES (Cost $3,065,244).................   3,123,062
                                                                   -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                    DSI LIMITED MATURITY BOND PORTFOLIO
                             OCTOBER 31, 1998
--------------------------------------------------------------------------------

MUNICIPAL BOND - 2.4%

                                                              FACE
                                                             AMOUNT     VALUE+
                                                           ---------- -----------

  New York City, New York, General Obligation Bond,
   Series B
   (Prerefunded) 9.50%, 6/1/09 (Cost $815,445)...........  $  750,000 $   848,438
                                                                      -----------

 SHORT-TERM INVESTMENTS - 1.3%
 U.S. TREASURY BILL - 0.1%
  +++ 4.13%, 1/14/99.....................................      30,000      29,744
                                                                      -----------
 REPURCHASE AGREEMENT - 1.2%
  Goldman Sachs 5.25%, dated 10/30/98, due 11/2/98, to be
   repurchased at $450,197, collateralized by $310,000
   U.S. Treasury Notes, 13.75%, due 8/15/04, valued at
   $462,130..............................................     450,000     450,000
                                                                      -----------
  TOTAL SHORT-TERM INVESTMENTS (Cost $479,710)......................      479,744
                                                                      -----------
  TOTAL INVESTMENTS - 99.4% (Cost $35,598,028)(a)...................   35,773,038
                                                                      -----------
  OTHER ASSETS AND LIABILITIES (NET) - 0.6%.........................      214,552
                                                                      -----------
  NET ASSETS - 100%.................................................  $35,987,590
                                                                      ===========

    +
   See Note A to Financial Statements.
  +++
   A portion of this security was pledged to cover margin requirements for open futures contracts.
  CSI
   Collateral Stamp Interest
  FRN
   Floating Rate Note--rate disclosed is as of October 31, 1998.
  MTN
   Medium Term Note
  PAC
   Planned Amortization Class
REMIC
   Real Estate Mortgage Investment Conduit
  (a)
   The cost for Federal income tax purposes was $35,598,028. At October 31, 1998, net unrealized appreciation for all securities based on tax cost was $175,010. This consisted of aggregate gross unrealized appreciation for all securities of $471,505, and aggregate gross unrealized depreciation for all securities of $296,495.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                               DSI MONEY MARKET PORTFOLIO
                                        OCTOBER 31, 1998
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMERCIAL PAPER - 91.7%

                                                           FACE     AMORTIZED
                                                          AMOUNT      COST+
                                                        ---------- ------------

AUTOMOTIVE (3.9%)
 Association Corp. of North America 1/4/99............. $6,000,000 $  5,942,568
                                                                   ------------
BEVERAGES, FOOD & TOBACCO - 7.3%
 Coca Cola Co. 12/8/98.................................  5,000,000    4,974,400
 H.J. Heinz Co. 12/2/98................................  6,000,000    5,974,150
                                                                   ------------
                                                                     10,948,550
                                                                   ------------
CHEMICALS - 11.9%
 Air Products & Chemicals, Inc. 2/5/99.................  6,000,000    5,920,833
 Chevron USA, Inc. 11/16/98............................  6,000,000    5,988,217
 Smithkline Beecham plc 11/19/98.......................  6,000,000    5,985,182
                                                                   ------------
                                                                     17,894,232
                                                                   ------------
FINANCIAL SERVICES - 28.4%
 American Express Credit Corp. 11/30/98................  5,000,000    4,979,739
 Caisse Centerale Dejardins Du Quebec 11/19/98.........  5,000,000    4,987,935
 Cooperative Association of Tractor Dealers, Inc.
  12/23/98.............................................  5,000,000    4,963,025
 Countrywide Home Loans 1/29/99........................  6,000,000    5,923,733
 CSW Credit, Inc. 11/5/98..............................  6,000,000    5,997,250
 General Electric Capital Corp. 11/16/98...............  6,000,000    5,987,167
 General Motors Acceptance Corp. 12/9/98...............  5,000,000    4,972,404
 Goldman Sachs Group LP 11/12/98.......................  5,000,000    4,992,375
                                                                   ------------
                                                                     42,803,628
                                                                   ------------
FOREIGN GOVERNMENT - 3.3%
 Spintab AB 11/19/98...................................  5,000,000    4,986,943
                                                                   ------------
INDUSTRIAL - 9.2%
 DuPont Corp. 12/4/98..................................  3,000,000    2,985,654
 Somerset Railroad Corp. 11/20/98......................  6,000,000    5,984,160
 Xerox Corp. 11/13/98..................................  5,000,000    4,991,704
                                                                   ------------
                                                                     13,961,518
                                                                   ------------
INSURANCE - 11.2%
 American General Finance Corp. 2/1/99.................  6,000,000    5,924,167
 Prudential Funding Corp. 2/3/99.......................  6,000,000    5,921,570
 USAA Capital Corp. 11/20/98...........................  5,000,000    4,986,300
                                                                   ------------
                                                                     16,832,037
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                               DSI MONEY MARKET PORTFOLIO
                                        OCTOBER 31, 1998
--------------------------------------------------------------------------------

COMMERCIAL PAPER - CONTINUED

                                                             FACE     AMORTIZED
                                                            AMOUNT      COST+
                                                          ---------- ------------

 SERVICES - 3.3%
  First Data Corp. 1/12/99............................... $5,000,000 $  4,946,750
                                                                     ------------
 TELECOMMUNICATIONS - 6.6%
  Bell South 11/17/98....................................  5,000,000    4,989,062
  Lucent Technologies, Inc. 11/10/98.....................  5,000,000    4,994,367
                                                                     ------------
                                                                        9,983,429
                                                                     ------------
 UTILITIES - 6.6%
  Carolina Power & Light Co. 11/23/98....................  5,000,000    4,984,746
  National Rural Utilities 12/7/98.......................  5,000,000    4,973,750
                                                                     ------------
                                                                        9,958,496
                                                                     ------------
  TOTAL COMMERCIAL PAPER (Cost $138,258,151)........................  138,258,151
                                                                     ------------

 CORPORATE BOND - 2.4%
 ASSET BACKED - 2.4%
  Case Equipment Loan Trust, Series 98-B A1 5.608%,
   9/15/99 (Cost $3,688,044).............................  3,688,044    3,688,044
                                                                     ------------

 SHORT-TERM INVESTMENT - 4.0%
 REPURCHASE AGREEMENT - 4.0%
  Goldman Sachs 5.25%, dated 10/30/98, due 11/02/98, to
   be repurchased at $6,002,625, collateralized by U.S.
   Treasury Notes, 9.00%, due 11/15/18, valued at
   $6,086,917 (Cost $6,000,000)............................6,000,000.   6,000,000
                                                                     ------------
  TOTAL INVESTMENTS (NET) - 98.1% (Cost $147,946,195)(a)............  147,946,195
                                                                     ------------
  OTHER ASSETS AND LIABILITIES (NET) - 1.9%.........................    2,914,684
                                                                     ------------
  NET ASSETS - 100%................................................. $150,860,879
                                                                     ============

 See Note A to Financial Statements.
 +
(a)
 Aggregate cost for Federal income tax purposes.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      DSI BALANCED PORTFOLIO
                                               OCTOBER 31, 1998
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
CORPORATE BONDS AND NOTES - 15.1%

                                                            FACE
                                                           AMOUNT     VALUE+
                                                         ---------- -----------

CONSUMER DURABLES - 0.7%
 American Home Products Corp.
  6.50%, 10/15/02....................................... $  225,000 $   235,638
                                                                    -----------
ENERGY - 3.5%
 CalEnergy Co., Inc.
  9.50%, 9/15/06........................................    175,000     194,644
 Noble Drilling Corp.
  9.125%, 7/1/06........................................    250,000     279,778
 Oklahoma Gas & Electric
  6.65%, 7/15/27........................................    150,000     163,830
 Potomac Electric Power Co.
  6.25%, 10/15/07.......................................    500,000     527,610
                                                                    -----------
                                                                      1,165,862
                                                                    -----------
FINANCIAL SERVICES - 3.6%
 First Colony Corp.
  6.625%, 8/1/03........................................     85,000      88,949
 Household Finance Corp.
  6.875%, 3/1/07........................................    500,000     518,240
 Leucadia National Corp.
  7.75%, 8/15/13........................................    250,000     249,648
 Swiss Bank Corp. (New York)
  7.375%, 7/15/15.......................................    200,000     192,648
 Western Financial Savings Bank
  8.50%, 7/1/03.........................................    200,000     179,714
                                                                    -----------
                                                                      1,229,199
                                                                    -----------
INDUSTRIAL - 4.6%
 Carr Gottestein Foods Co.
  12.00%, 11/15/05......................................    250,000     285,625
 Fred Meyer, Inc.
  7.15%, 3/1/03.........................................    250,000     259,062
 General Motors Corp.
  9.125%, 7/15/01.......................................    205,000     222,923
 News America Holdings, Inc.
  8.50%, 2/23/25........................................    100,000     112,246
 Sears Roebuck Acceptance Corp.:
  7.00%, 6/15/07........................................    185,000     195,945
  6.90%, 8/1/03.........................................    150,000     157,986

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      DSI BALANCED PORTFOLIO
                                               OCTOBER 31, 1998
--------------------------------------------------------------------------------

CORPORATE BONDS AND NOTES - CONTINUED

                                                            FACE
                                                           AMOUNT     VALUE+
                                                         ---------- -----------

 INDUSTRIAL - CONTINUED
  Tandy Corp.
   6.95%, 9/1/07........................................ $  325,000 $   337,821
                                                                    -----------
                                                                      1,571,608
                                                                    -----------
 UTILITIES - 1.9%
  Boston Edison Co.
   6.80%, 3/15/03.......................................    325,000     341,104
  GTE Hawaiian Telephone Co., Inc., Series B
   7.375%, 9/1/06.......................................    175,000     192,729
  Niagara Mohawk Power
   9.50%, 3/1/21........................................    113,000     120,232
                                                                    -----------
                                                                        654,065
                                                                    -----------
 YANKEE - 0.8%
  Enterprise Oil plc
   6.70%, 9/15/07.......................................    250,000     259,342
                                                                    -----------
  TOTAL CORPORATE BONDS AND NOTES (Cost $5,062,963)................   5,115,714
                                                                    -----------

 MORTGAGE-BACKED SECURITIES - 18.1%
 COLLATERALIZED MORTGAGE OBLIGATIONS - 1.5%
  Deutsche Mortgage & Asset Receiving Corp.,
   Series 88-C1 A2
    6.538%, 2/15/08.....................................    300,000     307,140
  Federal National Mortgage Association:
   Series 98-M2 B, REMIC
    6.247%, 3/17/21.....................................    110,000     115,843
   Series 98-M4 B, REMIC
    6.424%, 12/25/23....................................    100,000     102,049
                                                                    -----------
                                                                        525,032
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      DSI BALANCED PORTFOLIO
                                               OCTOBER 31, 1998
--------------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES - CONTINUED

                                                             FACE
                                                            AMOUNT     VALUE+
                                                          ---------- -----------

 GOVERNMENT AGENCY-BACKED - 16.6%
  Federal Home Loan Mortgage Corp.:
   Gold Pools:
    6.50%, 9/1/28........................................ $  395,442 $   398,653
    7.00%, 11/1/11.......................................    497,181     507,587
    7.50%, 4/1/27........................................    236,749     242,518
   Series 2085 PB, PAC-1(11), REMIC
    6.25%, 12/15/20......................................  1,400,000   1,418,201
   Series 1751 PG, PAC(11), REMIC
    7.80%, 5/15/21.......................................    310,000     317,459
   TBA:
    8.00%, 12/1/28.......................................    680,000     701,461
  Federal National Mortgage Association:
   Conventional Pools:
    6.00%, 7/1/28........................................    598,109     591,003
    6.50%, 7/1/26-6/1/28.................................    825,206     831,785
    7.00%, 10/1/27.......................................    393,076     401,551
    9.00%, 6/1/25-6/1/25.................................    212,533     224,725
                                                                     -----------
                                                                       5,634,943
                                                                     -----------
  TOTAL MORTGAGE-BACKED SECURITIES (Cost $6,115,394)................   6,159,975
                                                                     -----------

 U.S. GOVERNMENT AND AGENCY SECURITIES - 4.9%
  U.S. Treasury Bond
   6.25%, 8/15/23........................................    100,000     111,906
  U.S. Treasury Note
   5.375%, 2/15/01.......................................     30,000      30,693
  U.S. Treasury Strips
   11/15/04..............................................    600,000     457,055
   8/15/09...............................................  1,145,000     667,947
   2/15/18...............................................  1,150,000     389,379
                                                                     -----------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $1,569,904).....   1,656,980
                                                                     -----------

 FOREIGN GOVERNMENT BOND - 1.0%
  Indonesia-Aid
   9.02%, 8/1/19 (Cost $332,591).........................    300,000     337,596
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      DSI BALANCED PORTFOLIO
                                               OCTOBER 31, 1998
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES - 2.8%

                                                            FACE
                                                           AMOUNT     VALUE+
                                                         ---------- -----------

  Arcadia Automobile Receivables Trust,
   Series 98-B
    6.00%, 11/15/03..................................... $  200,000 $   204,618
  TMS Home Equity Trust:
   Series 95-C A3,
    6.55%, 9/15/21......................................    250,000     254,108
   Series 96-B A7,
    7.55%, 2/15/20......................................    160,000     162,099
  UCFC Home Equity Loan:
   Series 95-C1 A3
    6.775%, 11/10/17....................................     20,000      20,414
   Series 97-C A5
    6.88%, 9/15/22......................................    310,000     320,502
                                                                    -----------
  TOTAL ASSET-BACKED SECURITIES (Cost $948,596)....................     961,741
                                                                    -----------

 COMMON STOCKS - 52.1%
                                                           SHARES
                                                         ----------
 AEROSPACE & DEFENSE - 0.6%
  Raytheon Co., Class B.................................      3,500     203,219
                                                                    -----------
 AUTOMOTIVE - 1.7%
  LucasVarity plc ADR...................................     11,245     393,575
  Magna International, Inc., Class A....................      2,745     170,362
                                                                    -----------
                                                                        563,937
                                                                    -----------
 CHEMICALS - 2.2%
  *FMC Corp. ...........................................      6,800     347,225
  Imperial Chemical Industries plc ADR..................     10,900     395,125
                                                                    -----------
                                                                        742,350
                                                                    -----------
 COMPUTERS - 2.5%
  Compaq Computer Corp. ................................     12,940     409,228
  *Quantum Corp. .......................................     14,800     259,000
  *Seagate Technology, Inc. ............................      6,550     172,756
                                                                    -----------
                                                                        840,984
                                                                    -----------
 CONSUMER NON-DURABLES - 9.1%
  American Stores Co. ..................................     19,305     628,619
  J.C. Penney Co., Inc. ................................     11,110     527,725

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      DSI BALANCED PORTFOLIO
                                               OCTOBER 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

                                                           SHARES     VALUE+
                                                         ---------- -----------

CONSUMER NON-DURABLES - CONTINUED
 *Kmart Corp. ..........................................     34,900 $   492,962
 Liz Claiborne, Inc. ...................................      8,200     240,875
 Philip Morris Cos., Inc. ..............................     14,700     751,538
 RJR Nabisco Holdings Corp. ............................      9,600     274,200
 *Toys 'R' Us, Inc. ....................................      8,200     160,413
                                                                    -----------
                                                                      3,076,332
                                                                    -----------
ELECTRONICS - 0.7%
 Royal Philips Electronics N.V. (NY Shares).............      4,650     255,169
                                                                    -----------
ENERGY - 4.2%
 British Petroleum Co. plc ADR..........................      9,177     811,591
 Texaco, Inc. ..........................................     10,340     613,291
                                                                    -----------
                                                                      1,424,882
                                                                    -----------
FINANCIAL SERVICES - 5.5%
 BankAmerica Corp. .....................................      4,996     286,958
 BankBoston Corp. ......................................     15,300     563,231
 Chase Manhattan Corp. .................................      9,195     522,391
 Washington Mutual, Inc. ...............................     13,397     500,713
                                                                    -----------
                                                                      1,873,293
                                                                    -----------
HEALTH CARE - 3.3%
 Aetna, Inc. ...........................................      4,300     320,887
 *Humana, Inc. .........................................     26,000     492,375
 *Tenet Healthcare Corp. ...............................     11,200     312,900
                                                                    -----------
                                                                      1,126,162
                                                                    -----------
INDUSTRIAL - 2.1%
 United Technologies Corp. .............................      6,825     650,081
 *WHX Corp. ............................................      7,050      83,719
                                                                    -----------
                                                                        733,800
                                                                    -----------
INSURANCE - 3.0%
 Allstate Corp. ........................................     13,900     598,569
 Travelers Property Casualty Corp., Class A.............     13,750     421,953
                                                                    -----------
                                                                      1,020,522
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      DSI BALANCED PORTFOLIO
                                               OCTOBER 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

                                                           SHARES     VALUE+
                                                         ---------- -----------

 PAPER & PACKAGING - 3.6%
  Fort James Corp. .....................................     16,400 $   661,125
  *Jefferson Smurfit Corp. .............................     27,300     312,244
  Mead Corp. ...........................................      7,725     244,303
                                                                    -----------
                                                                      1,217,672
                                                                    -----------
 PHARMACEUTICALS - 1.2%
  American Home Products Corp. .........................      8,200     399,750
                                                                    -----------
 RETAIL - 1.1%
  *CompUSA, Inc. .......................................     27,500     381,562
                                                                    -----------
 TECHNOLOGY - 5.4%
  IKON Office Solutions, Inc. ..........................     21,825     205,973
  International Business Machines Corp. ................      4,300     638,281
  *Micron Technology, Inc. .............................      8,400     319,200
  Xerox Corp. ..........................................      6,950     673,281
                                                                    -----------
                                                                      1,836,735
                                                                    -----------
 TELECOMMUNICATIONS - 1.7%
  GTE Corp. ............................................      9,700     569,269
                                                                    -----------
 TRANSPORTATION - 0.5%
  Union Pacific Corp. ..................................      3,600     171,450
                                                                    -----------
 UTILITIES - 3.7%
  GPU, Inc. ............................................     10,230     441,169
  *Niagara Mohawk Power Corp. ..........................     24,100     352,462
  Unicom Corp. .........................................     12,100     456,019
                                                                    -----------
                                                                      1,249,650
                                                                    -----------
  TOTAL COMMON STOCKS (Cost $17,831,426)...........................  17,686,738
                                                                    -----------

 CONVERTIBLE PREFERRED STOCKS - 0.9%
 INDUSTRIAL - 0.2%
  WHX Corp., Series A, 6.50%............................      1,700      72,675
                                                                    -----------
 HEALTH CARE - 0.7%
  Aetna, Inc., 6.25%....................................      3,200     228,800
                                                                    -----------
  TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $293,950)...............     301,475
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      DSI BALANCED PORTFOLIO
                                               OCTOBER 31, 1998
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 6.4%

                                                           FACE
                                                          AMOUNT     VALUE+
                                                        ---------- -----------

U.S. TREASURY BILL - 0.0%
 +++ 4.13%, 1/14/99.................................... $   15,000 $    14,871
                                                                   -----------
REPURCHASE AGREEMENT - 6.4%
 Chase Securities, Inc. 4.90%, dated 10/30/98, due
  11/2/98, to be repurchased at $2,158,881,
  collateralized by $2,076,698 of various U.S. Treasury
  Notes, 5.375%-6.875%, due 5/31/99-2/15/04, valued at
  $2,158,029...........................................  2,158,000   2,158,000
                                                                   -----------
 TOTAL SHORT-TERM INVESTMENTS (Cost $2,172,855)...................   2,172,871
                                                                   -----------
 TOTAL INVESTMENTS - 101.3% (Cost $34,327,679) (a)................  34,393,090
                                                                   -----------
 OTHER ASSETS AND LIABILITIES (NET) - (1.3)%......................    (426,038)
                                                                   -----------
 NET ASSETS - 100%................................................ $33,967,052
                                                                   ===========

    +
   See Note A to Financial Statements
  +++
   All or a portion of this security was pledged to cover margin requirements for open futures contracts.
    *
   Non-Income Producing Security
  ADR
   American Depositary Receipt
  PAC
   Planned Amoritization Class
REMIC
   Real Estate Mortgage Investment Conduit
  TBA
   Securities traded under delayed delivery commitments settling after October 31, 1998. Income on these securities will not be earned until settlement date.
  (a)
   The cost for Federal income tax purposes was $34,327,679. At October 31, 1998, net unrealized appreciation for all securities based on tax cost was $65,411. This consisted of aggregate gross unrealized appreciation for all securities of $1,435,701, and aggregate gross unrealized depreciation for all securities of $1,370,290.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                DSI PORTFOLIOS
                                                                OCTOBER 31, 1998
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

                                             DSI
                                 DSI       LIMITED        DSI
                             DISCIPLINED  MATURITY       MONEY          DSI
                                VALUE       BOND         MARKET      BALANCED
                              PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO
                             ----------- -----------  ------------  -----------
ASSETS
Investments, at Cost.......  $84,453,428 $35,598,028  $147,946,195  $34,327,679
                             =========== ===========  ============  ===========
Investments, at Value
 (Including Repurchase
 Agreements of $2,030,000,
 $450,000, $6,000,000 and
 $2,158,000,
 respectively).............  $85,839,838 $35,773,038  $147,946,195  $34,393,090
Foreign Currency, at Value
 (Cost $622 and $244,
 respectively).............          --          623           --           244
Cash.......................          759         581       665,415          498
Receivable for Investments
 Sold......................      924,597         --            --       845,954
Receivable for Portfolio
 Shares Sold...............       25,556      31,258     3,179,607          --
Dividends Receivable.......      210,643         --            --        43,261
Interest Receivable........          552     565,803        12,965      125,508
Receivable for Daily
 Variation on Futures
 Contracts--Note A.........          --          --            --         7,087
Other Assets...............        2,069         718         2,787          665
                             ----------- -----------  ------------  -----------
 Total Assets..............   87,004,014  36,372,021   151,806,969   35,416,307
                             ----------- -----------  ------------  -----------
LIABILITIES
Payable for Investments
 Purchased.................      129,780     301,583           --     1,398,777
Payable for Portfolio
 Shares Redeemed...........       25,569      11,578       199,028          --
Payable for Daily Variation
 Margin on Futures
 Contracts--Note A.........          --       14,344           --           --
Payable for Investment
 Advisory Fees--Note B.....       51,835      13,803        24,136        9,950
Payable for Administrative
 Fees--Note C..............       17,141      12,224        20,330        7,951
Payable for Custodian
 Fees--Note D..............        2,705       7,494           985        3,021
Distribution and Service
 Fees Payable--Note E......        3,345         --            --           --
Payable for Account Service
 Fees--Note F..............        4,623         171           --           --
Payable for Directors'
 Fees--Note G..............          815         671           913          669
Payable for Dividends......          --          --        679,139          --
Other Liabilities..........       28,364      22,563        21,559       28,887
                             ----------- -----------  ------------  -----------
 Total Liabilities.........      264,177     384,431       946,090    1,449,255
                             ----------- -----------  ------------  -----------
NET ASSETS.................  $86,739,837 $35,987,590  $150,860,879  $33,967,052
                             =========== ===========  ============  ===========
NET ASSETS CONSISTS OF:
Paid in Capital............  $76,391,302 $37,649,344  $150,875,289  $32,360,917
Undistributed Net
 Investment Income (Loss)..      172,714     248,052           (56)     160,521
Accumulated Net Realized
 Gain (Loss)...............    8,789,411  (2,060,005)      (14,354)   1,397,703
Unrealized Appreciation....    1,386,410     150,199           --        47,911
                             ----------- -----------  ------------  -----------
NET ASSETS.................  $86,739,837 $35,987,590  $150,860,879  $33,967,052
                             =========== ===========  ============  ===========
INSTITUTIONAL CLASS SHARES:
NET ASSETS.................  $69,680,539 $35,987,590  $150,860,879  $33,967,052
Shares Issued and
 Outstanding ($0.001 par
 value) (Authorized
 25,000,000)...............    5,585,729   3,834,520   150,875,909    3,284,285
NET ASSET VALUE, Offering
 and Redemption Price Per
 Share.....................  $     12.47 $      9.39  $       1.00  $     10.34
                             =========== ===========  ============  ===========
INSTITUTIONAL SERVICE CLASS
 SHARES:
NET ASSETS.................  $17,059,298         --            --           --
Shares Issued and
 Outstanding ($0.001 par
 value) (Authorized
 10,000,000)...............    1,369,119         --            --           --
NET ASSET VALUE, Offering
 and Redemption Price Per
 Share.....................  $     12.46         --            --           --
                             =========== ===========  ============  ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            DSI PORTFOLIOS
                                                              FOR THE YEAR ENDED
                                                     OCTOBER 31, 1998
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                DSI
                                    DSI       LIMITED       DSI
                                DISCIPLINED   MATURITY     MONEY        DSI
                                   VALUE        BOND       MARKET     BALANCED
                                 PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO*
                                -----------  ----------  ----------  ----------
INVESTMENT INCOME
Dividends.....................  $ 1,986,059  $      --   $      --   $  280,321
Interest......................      250,461   2,395,244   8,597,571     914,161
                                -----------  ----------  ----------  ----------
 Total Income.................    2,236,520   2,395,244   8,597,571   1,194,482
                                -----------  ----------  ----------  ----------
EXPENSES
Investment Advisory Fees--Note
 B............................      737,133     155,198     610,357     128,109
Administrative Fees--Note C...      164,593     103,048     175,739      53,814
Custodian Fees--Note D........       11,766      24,581      17,628       9,613
Distribution and Service Plan
 Fees--Note E Institutional
 Service Class................       42,236         --          --          --
Account Services Fees--Note
 F............................       34,623         817      19,736         --
Directors' Fees--Note G.......        3,623       2,794       4,189       2,753
Audit Fees....................       16,104      13,934      13,542      15,521
Legal Fees....................        6,391       2,380      10,177       1,538
Printing Fees.................       15,335      11,817      10,668      11,228
Registration and Filing Fees..       16,887      13,691      18,238       6,545
Shareholder Services Fees.....        8,284         109      17,675         --
Other Expenses................       12,477       5,681      14,403       4,233
Account Services Fees Waived--
 Note F.......................          --          --      (19,736)        --
Investment Advisory Fees
 Waived--Note B...............          --          --     (336,812)    (25,681)
                                -----------  ----------  ----------  ----------
 Net Expenses Before Expense
  Offset......................    1,069,452     334,050     555,804     207,673
Expense Offset--Note A........       (2,928)     (1,184)     (4,330)       (746)
                                -----------  ----------  ----------  ----------
 Net Expenses After Expense
  Offset......................    1,066,524     332,866     551,474     206,927
                                -----------  ----------  ----------  ----------
NET INVESTMENT INCOME.........    1,169,996   2,062,378   8,046,097     987,555
                                -----------  ----------  ----------  ----------
NET REALIZED GAIN (LOSS) ON:
 Investments..................    9,054,860      98,118       1,104   1,424,207
 Foreign Exchange
  Transactions................          --       (8,490)        --        3,760
 Futures Contracts............          --     (228,779)        --      (40,445)
 Options Written..............          --       (1,711)        --       (1,711)
                                -----------  ----------  ----------  ----------
TOTAL NET REALIZED GAIN
 (LOSS).......................    9,054,860    (140,862)      1,104   1,385,811
                                -----------  ----------  ----------  ----------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
 Investments..................   (6,216,743)   (355,452)        --       65,411
 Foreign Exchange
  Translations................          --       30,192         --          --
 Futures Contracts............          --       67,688         --      (17,500)
                                -----------  ----------  ----------  ----------
TOTAL NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION....   (6,216,743)   (257,572)        --       47,911
                                -----------  ----------  ----------  ----------
NET GAIN (LOSS)...............    2,838,117    (398,434)      1,104   1,433,722
                                -----------  ----------  ----------  ----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS....  $ 4,008,113  $1,663,944  $8,047,201  $2,421,277
                                ===========  ==========  ==========  ==========

* The DSI Balanced Portfolio commenced operations on December 22, 1997. The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        DSI DISCIPLINED VALUE PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED    YEAR ENDED
                                                     OCTOBER 31,   OCTOBER 31,
                                                         1998          1997
                                                     ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.............................  $  1,169,996  $  1,068,954
 Net Realized Gain.................................     9,054,860    14,000,484
 Net Change in Unrealized
  Appreciation/Depreciation........................    (6,216,743)    3,453,214
                                                     ------------  ------------
 NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.......................................     4,008,113    18,522,652
                                                     ------------  ------------
DISTRIBUTIONS:
Net Investment Income:
 Institutional Class...............................      (938,035)   (1,082,593)
 Institutional Service Class*......................      (143,495)      (27,085)
Net Realized Gain:
 Institutional Class...............................   (12,032,316)   (8,741,247)
 Institutional Service Class*......................    (2,097,081)          --
                                                     ------------  ------------
 TOTAL DISTRIBUTIONS...............................   (15,210,927)   (9,850,925)
                                                     ------------  ------------
CAPITAL SHARE TRANSACTIONS--NOTE K:
INSTITUTIONAL CLASS:
 Issued............................................    11,512,952    13,740,810
 In Lieu of Cash Distributions.....................    12,904,123     9,778,238
 Redeemed..........................................   (23,545,495)  (17,157,284)
                                                     ------------  ------------
 Net Increase from Institutional Class Shares......       871,580     6,361,764
                                                     ------------  ------------
INSTITUTIONAL SERVICE CLASS:*
 Issued............................................     8,883,853    14,980,199
 In Lieu of Cash Distributions.....................     2,239,963        27,085
 Redeemed..........................................    (6,041,310)   (1,647,818)
                                                     ------------  ------------
 Net Increase from Institutional Service Class
  Shares...........................................     5,082,506    13,359,466
                                                     ------------  ------------
 Net Increase from Capital Share Transactions......     5,954,086    19,721,230
                                                     ------------  ------------
 Total Increase (Decrease).........................    (5,248,728)   28,392,957
NET ASSETS:
 Beginning of Period...............................    91,988,565    63,595,608
                                                     ------------  ------------
 End of Period (including undistributed net
  investment income of $172,714 and $84,248,
  respectively)....................................  $ 86,739,837  $ 91,988,565
                                                     ============  ============

* Initial offering of Institutional Service Class Shares began on May 23, 1997. The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    DSI LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED   YEAR ENDED
                                                       OCTOBER 31,  OCTOBER 31,
                                                          1998         1997
                                                       -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income...............................  $ 2,062,378  $ 1,935,194
 Net Realized Loss...................................     (140,862)    (307,049)
 Net Change in Unrealized Appreciation/Depreciation..     (257,572)     479,556
                                                       -----------  -----------
 NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.........................................    1,663,944    2,107,701
                                                       -----------  -----------
DISTRIBUTIONS:
 Net Investment Income...............................   (1,985,847)  (1,889,501)
                                                       -----------  -----------
CAPITAL SHARE TRANSACTIONS--NOTE K:
INSTITUTIONAL CLASS:
 Issued..............................................    6,242,529    2,415,782
 In Lieu of Cash Distributions.......................    1,955,733    1,863,265
 Redeemed............................................   (4,601,118)  (2,217,432)
                                                       -----------  -----------
 Net Increase from Capital Share Transactions........    3,597,144    2,061,615
                                                       -----------  -----------
 Total Increase......................................    3,275,241    2,279,815
NET ASSETS:
 Beginning of Period.................................   32,712,349   30,432,534
                                                       -----------  -----------
 End of Period (including undistributed net
  investment income of $248,052 and $224,952,
  respectively)......................................  $35,987,590  $32,712,349
                                                       ===========  ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                               DSI MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                  YEAR ENDED      YEAR ENDED
                                                  OCTOBER 31,     OCTOBER 31,
                                                     1998            1997
                                                 -------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.........................  $   8,046,097  $     9,742,027
 Net Realized Gain (Loss)......................          1,104          (15,458)
                                                 -------------  ---------------
 NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................      8,047,201        9,726,569
                                                 -------------  ---------------
DISTRIBUTIONS:
 Net Investment Income.........................     (8,046,247)      (9,742,027)
                                                 -------------  ---------------
CAPITAL SHARE TRANSACTIONS--NOTE K:
INSTITUTIONAL CLASS:
 Issued........................................    930,565,909    1,562,406,196
 In Lieu of Cash Distributions.................      2,401,839        2,676,039
 Redeemed......................................   (934,323,760)  (1,632,974,872)
                                                 -------------  ---------------
 Net Decrease from Capital Share Transactions..     (1,356,012)     (67,892,637)
                                                 -------------  ---------------
 Total Decrease................................     (1,355,058)     (67,908,095)
NET ASSETS:
 Beginning of Period...........................    152,215,937      220,124,032
                                                 -------------  ---------------
 End of Period (including undistributed net
  investment income (loss) of ($56) and $94,
  respectively)................................  $ 150,860,879  $   152,215,937
                                                 =============  ===============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      DSI BALANCED PORTFOLIO

-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                  DECEMBER 22,
                                                                    1997* TO
                                                                OCTOBER 31, 1998
                                                                ----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income........................................    $   987,555
 Net Realized Gain............................................      1,385,811
 Net Change in Unrealized Appreciation/Depreciation...........         47,911
                                                                  -----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........      2,421,277
                                                                  -----------
DISTRIBUTIONS:
 Net Investment Income........................................       (815,142)
                                                                  -----------
CAPITAL SHARE TRANSACTIONS--NOTE K:
INSTITUTIONAL CLASS:
 Issued.......................................................     33,191,031
 In Lieu of Cash Distributions................................        815,142
 Redeemed.....................................................     (1,645,256)
                                                                  -----------
 Net Increase from Capital Share Transactions.................     32,360,917
                                                                  -----------
 Total Increase...............................................     33,967,052
NET ASSETS:
 Beginning of Period..........................................            --
                                                                  -----------
 End of Period (including undistributed net investment income
  of $160,521)................................................    $33,967,052
                                                                  ===========

 * Commencement of Operations
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                          DSI DISCIPLINED VALUE PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                         INSTITUTIONAL CLASS SHARES
                                   -------------------------------------------
                                           YEARS ENDED OCTOBER 31,
                                   -------------------------------------------
                                    1998     1997     1996     1995     1994
                                   -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF
 PERIOD..........................  $ 14.27  $ 12.99  $ 11.76  $ 11.11  $ 12.72
                                   -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net Investment Income...........     0.17     0.19     0.23     0.25     0.22
 Net Realized and Unrealized
  Gain...........................     0.38     3.10     2.26     1.70     0.17
                                   -------  -------  -------  -------  -------
 Total from Investment
  Operations.....................     0.55     3.29     2.49     1.95     0.39
                                   -------  -------  -------  -------  -------
DISTRIBUTIONS:
 Net Investment Income...........    (0.16)   (0.20)   (0.22)   (0.25)   (0.22)
 Net Realized Gain...............    (2.19)   (1.81)   (1.04)   (1.05)   (1.78)
                                   -------  -------  -------  -------  -------
 Total Distributions.............    (2.35)   (2.01)   (1.26)   (1.30)   (2.00)
                                   -------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD...  $ 12.47  $ 14.27  $ 12.99  $ 11.76  $ 11.11
                                   =======  =======  =======  =======  =======
TOTAL RETURN.....................     4.37%   28.99%   22.92%   20.12%    3.48%
                                   =======  =======  =======  =======  =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands).....................  $69,681  $78,545  $63,596  $47,938  $49,002
Ratio of Expenses to Average Net
 Assets..........................     1.04%    1.05%    1.04%    1.00%    1.09%
Ratio of Net Investment Income to
 Average Net Assets..............     1.24%    1.42%    1.89%    2.26%    2.02%
Portfolio Turnover Rate..........       64%     126%     135%     121%     184%
Ratio of Expenses to Average Net
 Assets Including Expense
 Offsets.........................     1.04%    1.05%    1.04%    0.99%     N/A

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                           DSI DISCIPLINED VALUE PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                    INSTITUTIONAL SERVICE CLASS SHARES
                                    --------------------------------------
                                          YEAR                MAY 23,
                                          ENDED             1997*** TO
                                       OCTOBER 31,          OCTOBER 31,
                                          1998                 1997
                                    -----------------    -----------------
NET ASSET VALUE, BEGINNING OF
 PERIOD...........................    $           14.25    $           13.10
                                      -----------------    -----------------
INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income............                 0.14                 0.07
 Net Realized and Unrealized
  Gain............................                 0.38                 1.15
                                      -----------------    -----------------
 Total from Investment
  Operations......................                 0.52                 1.22
                                      -----------------    -----------------
DISTRIBUTIONS:
 Net Investment Income............                (0.12)               (0.07)
 Net Realized Gain................                (2.19)                 --
                                      -----------------    -----------------
 Total Distributions..............                (2.31)               (0.07)
                                      -----------------    -----------------
NET ASSET VALUE, END OF PERIOD....    $           12.46    $           14.25
                                      =================    =================
TOTAL RETURN......................                 4.13%                9.31%**
                                      =================    =================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)......................    $          17,059    $          13,444
Ratio of Expenses to Average Net
 Assets...........................                 1.29%                1.30%*
Ratio of Net Investment Income to
 Average Net Assets...............                 0.94%                0.68%*
Portfolio Turnover Rate...........                   64%                 126%
Ratio of Expenses to Average Net
 Assets Including Expense
 Offsets..........................                 1.29%                1.30%*

  * Annualized
 ** Not Annualized
*** Initial offering of Institutional Service Class Shares.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                    DSI LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        INSTITUTIONAL CLASS SHARES
                                  -------------------------------------------
                                          YEARS ENDED OCTOBER 31,
                                  -------------------------------------------
                                   1998     1997     1996     1995     1994
                                  -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF
 PERIOD.........................  $  9.46  $  9.40  $  9.51  $  9.31  $  9.95
                                  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net Investment Income..........     0.55     0.58     0.62     0.69     0.56
 Net Realized and Unrealized
  Gain (Loss)...................    (0.08)    0.05    (0.13)    0.17    (0.70)
                                  -------  -------  -------  -------  -------
 Total from Investment
  Operations....................     0.47     0.63     0.49     0.86    (0.14)
                                  -------  -------  -------  -------  -------
DISTRIBUTIONS:
 Net Investment Income..........    (0.54)   (0.57)   (0.60)   (0.66)   (0.50)
                                  -------  -------  -------  -------  -------
 Total Distributions............    (0.54)   (0.57)   (0.60)   (0.66)   (0.50)
                                  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD..  $  9.39  $  9.46  $  9.40  $  9.51  $  9.31
                                  =======  =======  =======  =======  =======
TOTAL RETURN....................     5.08%    6.93%    5.34%    9.58%   (1.39)%
                                  =======  =======  =======  =======  =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)....................  $35,988  $32,712  $30,433  $29,294  $30,220
Ratio of Expenses to Average Net
 Assets.........................     0.97%    0.95%    1.00%    0.88%    0.88%
Ratio of Net Investment Income
 to Average Net Assets..........     5.98%    6.17%    6.55%    7.12%    5.68%
Portfolio Turnover Rate.........      107%      51%     121%     126%     274%
Ratio of Expenses to Average Net
 Assets Including Expense
 Offsets........................     0.97%    0.94%    0.99%    0.87%     N/A

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                               DSI MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                    INSTITUTIONAL CLASS SHARES
                           ----------------------------------------------------
                                     YEARS ENDED OCTOBER 31,
                           ----------------------------------------------------
                             1998       1997       1996       1995       1994
                           --------   --------   --------   --------   --------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                           --------   --------   --------   --------   --------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net Investment Income...     0.053      0.051      0.051      0.053      0.033
                           --------   --------   --------   --------   --------
 Total from Investment
  Operations.............     0.053      0.051      0.051      0.053      0.033
                           --------   --------   --------   --------   --------
DISTRIBUTIONS:
 Net Investment Income...    (0.053)    (0.051)    (0.051)    (0.053)    (0.033)
                           --------   --------   --------   --------   --------
 Total Distributions.....    (0.053)    (0.051)    (0.051)    (0.053)    (0.033)
                           --------   --------   --------   --------   --------
NET ASSET VALUE, END OF
 PERIOD..................  $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                           ========   ========   ========   ========   ========
TOTAL RETURN.............      5.38%+     5.26%+     5.26%+     5.48%+     3.30%
                           ========   ========   ========   ========   ========
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
 (Thousands).............  $150,861   $152,216   $220,124   $124,147   $112,085
Ratio of Expenses to
 Average Net Assets......      0.36%      0.37%      0.38%      0.50%      0.56%
Ratio of Net Investment
 Income to Average Net
 Assets..................      5.27%      5.14%      5.14%      5.35%      3.07%
Ratio of Voluntarily
 Waived Fees and Expenses
 Assumed by Affiliates to
 Average Net Assets......      0.23%      0.23%      0.22%      0.07%       N/A
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets.................      0.36%      0.37%      0.38%      0.49%       N/A

+ Total return would have been lower had certain expenses not been waived by
  Affiliates during the periods indicated.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      DSI BALANCED PORTFOLIO
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                               SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                               INSTITUTIONAL
                                                                CLASS SHARES
                                                              ----------------
                                                                DECEMBER 22,
                                                                 1997*** TO
                                                              OCTOBER 31, 1998
                                                              ----------------
NET ASSET VALUE, BEGINNING OF PERIOD.........................     $ 10.00
                                                                  -------
INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income.......................................        0.30
 Net Realized and Unrealized Gain............................        0.29
                                                                  -------
 Total from Investment Operations............................        0.59
                                                                  -------
DISTRIBUTIONS:
 Net Investment Income.......................................       (0.25)
                                                                  -------
 Total Distributions.........................................       (0.25)
                                                                  -------
NET ASSET VALUE, END OF PERIOD...............................     $ 10.34
                                                                  =======
TOTAL RETURN.................................................        5.93%**+
                                                                  =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)........................     $33,967
Ratio of Expenses to Average Net Assets......................        0.73%*
Ratio of Net Investment Income to Average Net Assets.........        3.47%*
Portfolio Turnover Rate......................................          73%
Ratio of Voluntarily Waived Fees and Expenses Assumed by
 Affiliates to Average Net Assets............................        0.09%*
Ratio of Expenses to Average Net Assets Including Expense
 Offsets.....................................................        0.73%*

  * Annualized
 ** Not Annualized
*** Commencement of Operations
  + Total return would have been lower had certain expenses not been waived by
    Affiliates during the period indicated.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The DSI Disci-plined Value Portfolio, DSI Limited Maturity Bond Portfolio, DSI Money Market Portfolio, and DSI Balanced Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At Oc-tober 31, 1998, the UAM Funds were comprised of forty-six active portfolios. The financial statements of the remaining portfolios are presented separately. The Portfolios are authorized to offer two separate classes of shares--Insti-tutional Class Shares and Institutional Service Class Shares. As of October 31, 1998, DSI Disciplined Value Portfolio has issued Institutional Service Class Shares. Both classes of shares have identical voting rights (except In-stitutional Service Class shareholders have exclusive voting rights with re-spect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objectives of the Portfo-lios are:
    DSI DISCIPLINED VALUE PORTFOLIO seeks to achieve maximum long-term total return consistent with reasonable risk to principal through diversified equity investments.
    DSI LIMITED MATURITY BOND PORTFOLIO seeks to provide maximum total re-turn consistent with reasonable risk to principal by investing in invest-ment grade fixed income securities. The Portfolio will ordinarily maintain an average weighted maturity of less than six years.
    DSI MONEY MARKET PORTFOLIO seeks to provide maximum current income con-sistent with the preservation of capital and liquidity by investing in short-term investment grade money market obligations issued or guaranteed by financial institutions, non-financial corporations, and the United
  States Government, as well as repurchase agreements collateralized by such securities.
    DSI BALANCED PORTFOLIO seeks to provide maximum long-term capital growth consistent with reasonable risk to principal by investing in a diversified portfolio of equity, primarily investment grade fixed income and money market securities.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may re-quire management to make estimates and assumptions that affect the reported amounts and

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------

disclosures in the financial statements. Actual results may differ from those estimates.
    1. SECURITY VALUATION: Investments for which market quotations are read-ily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid price. Fixed income securities are stated on the basis of valuation provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from deal-ers, market transactions in comparable securities and various relation-ships between securities in determining value. Securities quoted in for-eign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approxi-mates market value. The value of other assets and securities for which no quotations are readily available are stated at fair value following proce-dures approved by the Board of Directors.
    2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.
    Each Portfolio, except the DSI Money Market Portfolio, may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolios ac-crue such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.
    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolios' custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued inter-est. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to deter-mine the adequacy of the collateral. In the event of default on the obli-gation to repurchase, the Portfolio has the right to liquidate the collat-eral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, real-ization and/or retention of the collateral or proceeds may be subject to legal proceedings.

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreements. A joint repurchase agreement is covered by the same collateral requirements as discussed above.
    4. FUTURES AND OPTIONS CONTRACTS: Each Portfolio, except the DSI Money Market Portfolio, may use futures and options contracts to hedge against changes in the values of securities the Portfolios own or expect to pur-chase. A Portfolio will engage in futures and options transactions for hedging purposes only and not for speculative purposes. Each Portfolio, except the DSI Money Market Portfolio, may also write covered options on securities it owns or in which it may invest to increase its current re-turns.
    The potential risk to the Portfolios is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.
    Futures contracts are valued at the quoted daily settlement prices es-tablished by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. The following Portfolios had futures contracts open at October 31, 1998:

                                                                      NET
                                                                   UNREALIZED
                              NUMBER OF AGGREGATE   EXPIRATION    APPRECIATION
   CONTRACTS                  CONTRACTS FACE VALUE     DATE      (DEPRECIATION)
   ---------                  --------- ---------- ------------- --------------
   Purchases:
   DSI LIMITED MATURITY BOND
    U.S. Treasury 10 Year
     Note...................      17    $2,045,313 December 1998    $(24,813)
   Sales:
   DSI BALANCED
    U.S. Treasury 10 Year
     Note...................       5       601,563 December 1998     (17,500)

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------


  The following portfolios had written option activity during the period as follows:

                                                                 FACE
                                                                AMOUNT  PREMIUM
   WRITTEN CALL OPTIONS:                                        (000)    (000)
   ---------------------                                        ------  -------
   DSI LIMITED MATURITY BOND PORTFOLIO
   Options outstanding at October 31, 1997.....................    --       --
   Options written during the period...........................  3,880   16,484
   Options closed during the period............................ (3,880) (16,484)
   Options exercised during the period.........................    --       --
                                                                ------  -------
   Options outstanding at October 31, 1998.....................    --       --
                                                                ======  =======
   DSI BALANCED PORTFOLIO
   Options outstanding at October 31, 1997.....................    --       --
   Options written during the period...........................  3,880   16,484
   Options closed during the period............................ (3,880) (16,484)
   Options exercised during the period.........................    --       --
                                                                ------  -------
   Options outstanding at October 31, 1998.....................    --       --
                                                                ======  =======

    5. FOREIGN CURRENCY TRANSLATION: The books and records of each Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolios do not isolate that por-tion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments in the state-ment of operations. Net realized and unrealized gains and losses on for-eign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Port-folios' books and the U.S. dollar equivalent amounts actually received or paid.
    6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: Each Portfolio, except the DSI Money Market Portfolio, may enter into forward foreign currency exchange contracts to protect the value of securities held and related re-ceivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------

  currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default.
    7. DISTRIBUTIONS TO SHAREHOLDERS: The DSI Money Market Portfolio will normally declare daily and distribute monthly substantially all of its net investment income. The DSI Disciplined Value, DSI Limited Maturity Bond and DSI Balanced Portfolios will normally distribute substantially all of their net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.
    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments for for-eign currency transactions and the timing of the recognition of gains or losses on investments.
    Permanent book and tax basis differences resulted in reclassifications as follows:

                                           UNDISTRIBUTED  ACCUMULATED    PAID
                                           NET INVESTMENT NET REALIZED    IN
   DSI PORTFOLIOS                              INCOME         GAIN     CAPITAL
   --------------                          -------------- ------------ --------
   Limited Maturity Bond..................    (53,431)       53,431         --
   Balanced...............................    (11,892)      592,167    (580,275)

    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.
    8. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date. Interest income is recognized on the

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------

  accrual basis. Discounts and premiums on securities purchased are amor-tized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular port-folio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. In-come, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolios are shown gross of expense offsets, if any, for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Dewey Square Investors Corporation (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolios for a monthly fee calculated at an annual rate of 0.75% of the first $500 million of average daily net assets for the month and 0.65% of average daily net assets for the month in excess of $500 million for DSI Disciplined Value Portfolio; 0.45% of the first $500 million of average daily net assets for the month, 0.40% of the next $500 million of average daily net assets for the month and 0.35% of average daily net assets for the month in excess of $1 billion for DSI Limited Maturity Bond Portfolio; 0.40% of the first $500 million of average daily net assets for the month and 0.35% of average daily net assets for the month in excess of $500 million for DSI Money Market Portfolio; and 0.45% of average daily net assets for the first twelve months of operations, 0.55% of average daily net assets for the next twelve months of operations and 0.65% of average daily net assets thereafter for the DSI Balanced Portfolio. In addition, the Adviser has voluntarily agreed to cap its advisory fees at 0.18% of average daily net assets for the DSI Money Market Portfolio. The Adviser has also agreed to cap its advisory fees for the DSI Balanced Portfolio at 0.36% of average daily net assets for the first twelve months of the Portfolio's operations.

  C. ADMINISTRATIVE SERVICES: UAM Funds Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agree-ment"). The Administrator has entered into a Mutual Funds Service Agreement (the "Mutual Funds Service Agreement") with Chase Global Funds Services Com-pany ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides certain services including, but not limited to, administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services.

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------


  Pursuant to the Agreement, each Portfolio pays the Administrator a two part monthly fee:
  --a Portfolio-specific monthly fee of 0.06%, 0.04%, 0.02% and 0.06% per annum of the average daily net assets of the DSI Disciplined Value Portfolio, DSI Limited Maturity Bond Portfolio, DSI Money Market Portfolio and DSI Balanced Portfolio, respectively, which is retained by the Administrator.
  --a sub-administration fee (the "Sub-Administration Fee"), which the Administrator in turn pays to CGFSC on a monthly basis, is calculated as 0.19% of the first $200 million of the combined aggregate net assets of the UAM Funds; plus 0.11% of the next $800 million of the combined aggregate net assets of the UAM Funds; plus 0.07% of the next $2 billion of the combined aggregate net assets of the UAM Funds; plus 0.05% of the combined aggregate net assets of the UAM Funds in excess of $3 billion. The Sub-Administration Fee is allocated among the portfolios of the UAM Funds on the basis of their relative net assets and is subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000 over the same period.

  Effective October 23, 1998, the Mutual Funds Service Agreement with CGFSC was revised to exclude dividend disbursing, shareholder servicing and transfer agent services. Pursuant to the revised Mutual Funds Service Agreement, the Sub-Administration Fee paid by each Portfolio to the Administrator and in turn paid to CGFSC is calculated as a base fee per Portfolio of $52,500 annually plus $7,500 annually for each additional class of shares; plus 0.039% of the net assets of each Portfolio. Certain portfolios which commenced operations after October 1, 1997 have a base fee of $39,500 for a period of twelve months, which increases to $52,500 annually once the twelve months have ex-pired.

  For the period ended October 31, 1998, UAM Funds Services, Inc. earned the following amounts from each Portfolio as Administrator and paid the following to CGFSC for its services as Sub-Administrator:

                                                     ADMINISTRATION PORTION PAID
DSI PORTFOLIOS                                            FEES        TO CGFSC
--------------                                       -------------- ------------
Disciplined Value...................................    $164,593      $101,756
Limited Maturity Bond...............................     103,048        86,420
Money Market........................................     175,739       140,251
Balanced............................................      53,814        35,089

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------


  Also, effective October 23, 1998, dividend disbursing and transfer agent services were sub-contracted to DST Systems, Inc. and shareholder servicing has been sub-contracted to UAM Shareholder Service Center, Inc., an affiliate of UAM. The portfolios pay dividend disbursing, transfer agent and shareholder servicing fees to the Administrator who in turn pays them to DST Systems, Inc. and UAM Shareholder Services Center, Inc., as appropriate. For the period ended October 31, 1998, the DSI Disciplined Value, DSI Limited Maturity Bond, DSI Money Market and the DSI Balanced Portfolios incurred $233, $140, $243 and $184, respectively, in shareholder servicing fees with UAM Shareholder Service Center, Inc. This fee is based on the number of classes of shares and share-holder accounts.

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolios' as-sets and the assets are held in accordance with the custodian agreement.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The DSI Disciplined Value Portfolio has adopted Distribution and Service Plans (the "Plans") on behalf of the Institutional Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the DSI Disciplined Value Portfolio may not incur distribution and service fees which exceed an annual rate of 0.75% of the DSI Disciplined Value Portfolio's net assets, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of the DSI Disciplined Value Portfolio's net assets. The DSI Disciplined Value Portfolio's Institutional Service Class Shares are currently making payments for distribution fees. In addition, the DSI Disci-plined Value Portfolio's Institutional Service Class Shares pay service fees at an annual rate of 0.25% of the average daily value of Institutional Service Class Shares owned by clients of such Service Agents. The Distributor does not receive any fee or other compensation with respect to the DSI Limited Maturity Bond, DSI Money Market and DSI Balanced Portfolios.

  F. ACCOUNT SERVICES: The UAM Funds have entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for partic-ipants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant record keeping. Pursuant to the Services Agree-ment, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which it provides services. The Service Provider has voluntarily agreed to waive its fees on the DSI Money Market Portfolio.

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------


  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended plus reimbursement of expenses in-curred in attending Board meetings, which is allocated proportionally among the active portfolios of the UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

  H. PURCHASES AND SALES: For the year ended October 31, 1998, purchases and sales of investment securities other than long-term U.S. Government and agency securities and short-term securities were:

DSI PORTFOLIOS                                            PURCHASES     SALES
--------------                                           ----------- -----------
Disciplined Value....................................... $59,750,041 $64,757,432
Limited Maturity Bond...................................  12,149,027  14,185,404
Balanced................................................  34,741,352  12,203,692

  Purchases and sales of long-term U.S. Government securities were $26,116,300 and $19,919,302, respectively, for the DSI Limited Maturity Bond Portfolio and $16,488,727 and $10,318,521, respectively, for the DSI Balanced Portfolio. There were no purchases or sales of long-term U.S. Government securities for the DSI Disciplined Value Portfolio. The DSI Balanced Portfolio's long-term purchases include in-kind transactions of securities with a value of $28,126,274 (of which $5,852,276 are long-term U.S. Government Securities), including unrealized appreciation of $2,523,047.

  I. LINE OF CREDIT: The DSI Disciplined Value, DSI Limited Maturity Bond and DSI Balanced Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commit-ment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused por-tion of the line of credit. During the year ended October 31, 1998, the port-folios had no borrowings under the agreement.

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------


  J. OTHER: At October 31, 1998, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             NO. OF        %
DSI PORTFOLIOS                                            SHAREHOLDERS OWNERSHIP
--------------                                            ------------ ---------
Disciplined Value-Institutional Class....................       2        49.7
Disciplined Value-Insitutional Service Class.............       3        65.0
Limited Maturity Bond....................................       1        52.1
Money Market.............................................       1        71.2
Balanced.................................................       1        97.1

    At October 31, 1998, the following Portfolios had available capital loss carryover for Federal income tax purposes, which will expire on the dates indicated:

                                                     OCTOBER 31,
                            --------------------------------------------------------------
   DSI PORTFOLIO             2001     2002     2003     2004     2005    2006     TOTAL
   -------------            ------ ---------- ------- -------- -------- ------- ----------
   Limited Maturity Bond... $8,328 $1,606,712 $68,688 $137,755 $243,544 $19,684 $2,084,711
   Money Market............    --         --      --       --    14,335     --      14,355

UAM FUNDS                                                         DSI PORTFOLIOS
--------------------------------------------------------------------------------


  K. CAPITAL SHARE TRANSACTIONS: Transactions in capital shares for the Portfo-lios, by class, were as follows:

                                                            INSTITUTIONAL
                         INSTITUTIONAL CLASS SHARES     SERVICE CLASS SHARES
                         ----------------------------  -----------------------
                                                                     MAY 23,
                          YEAR ENDED    YEAR ENDED     YEAR ENDED   1997* TO
                         OCTOBER 31,    OCTOBER 31,    OCTOBER 31, OCTOBER 31,
DSI PORTFOLIOS               1998           1997          1998        1997
--------------           ------------  --------------  ----------- -----------
DISCIPLINED VALUE:
Issued..................      864,902       1,054,305    693,442    1,056,772
In Lieu of Cash
 Distributions..........    1,059,033         838,649    184,082        1,844
Redeemed................   (1,843,756)     (1,281,827)  (451,769)    (115,252)
                         ------------  --------------   --------    ---------
Net Increase from
 Capital Share
 Transactions...........       80,179         611,127    425,755      943,364
                         ============  ==============   ========    =========
LIMITED MATURITY BOND:
Issued..................      658,795         257,032        --           --
In Lieu of Cash
 Distributions..........      207,822         199,681        --           --
Redeemed................     (488,723)       (235,983)       --           --
                         ------------  --------------   --------    ---------
Net Increase from
 Capital Share
 Transactions...........      377,894         220,730        --           --
                         ============  ==============   ========    =========
MONEY MARKET:
Issued..................  930,565,909   1,562,406,186        --           --
In Lieu of Cash
 Distributions..........    2,401,839       2,676,039        --           --
Redeemed................ (934,322,392) (1,632,974,857)       --           --
                         ------------  --------------   --------    ---------
Net Decrease from
 Capital Share
 Transactions...........   (1,354,644)    (67,892,632)       --           --
                         ============  ==============   ========    =========
BALANCED:**
Issued..................    3,362,757             --         --           --
In Lieu of Cash
 Distributions..........       77,165             --         --           --
Redeemed................     (155,637)            --         --           --
                         ------------  --------------   --------    ---------
Net Increase from
 Capital Share
 Transactions...........    3,284,285             --         --           --
                         ============  ==============   ========    =========

-----------
 * Initial Offering of Institutional Service Class Shares.
**The Balanced Portfolio commenced operations on December 22, 1997.

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------

 REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
DSI Disciplined Value Portfolio
DSI Limited Maturity Bond Portfolio
DSI Money Market Portfolio
DSI Balanced Portfolio

In our opinion, the accompanying statements of assets and liabilities, includ-ing the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DSI Disciplined Value Portfo-lio, DSI Limited Maturity Bond Portfolio, DSI Money Market Portfolio and DSI Balanced Portfolio (the "Portfolios"), Portfolios of the UAM Funds, Inc., at October 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicat-ed, in conformity with generally accepted accounting principles. These finan-cial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our respon-sibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and per-form the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presenta-tion. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 1998

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (UNAUDITED):

At October 31, 1998, the DSI Disciplined Value Portfolio hereby designates $4,834,297 as a long-term capital gain dividend at the 28% tax bracket and $1,877,809 at the 20% tax bracket for the purpose of the dividend paid deduc-tion on its Federal income tax return.

For the year ended October 31, 1998, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders was 7.1% for the DSI Disciplined Value Portfolio and 9.6% for the DSI Balanced Portfolio.

For the year ended October 31, 1998, gross income derived from sources within foreign countries amounted to $54,288 for the DSI Balanced Portfolio.

For the year ended October 31, 1998, the percentage of income earned from di-rect Treasury Obligations for the DSI Limited Maturity Bond Portfolio, the DSI Money Market Portfolio and the DSI Balanced Portfolio was 15.2%, 12.4% and 20.1%, respectively.

UAM FUNDS                                                         DSI PORTFOLIOS
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer                        William H. Park
Director, President and Chairman        Vice President


John T. Bennett, Jr.                    Michael E. DeFao
Director                                Secretary


Nancy J. Dunn                           Gary L. French
Director                                Treasurer


Philip D. English                       Robert R. Flaherty
Director                                Assistant Treasurer


William A. Humenuk                      Michael J. Leary
Director                                Assistant Treasurer


Peter M. Whitman, Jr.                   Michelle Azrialy
Director                                Assistant Secretary

--------------------------------------------------------------------------------
UAM FUNDS
P.O. Box 419081
Kansas City, MO 64141-6081
(toll free)
1-877-UAM-LINK (826-5465)

INVESTMENT ADVISER
Dewey Square Investors Corporation
One Financial Center
Boston, MA 02111

DISTRIBUTOR
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                         This report has been prepared for
                                         shareholders and may be distributed
                                         to others only if preceded or
                                         accompanied by a current prospectus.